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                                                                    EXHIBIT 23.4


                           CONSENT OF DARRELL J. OYER


        I consent to the use of my name in this Registration Statement of Deltek Systems, Inc. on Form S-1. I also consent to the references to me throughout the Registration Statement.


                                                By:  /s/  Darrell J. Oyer
                                                   ----------------------
                                                          Darrell J. Oyer

                                                Gaithersburg, Maryland
                                                December 16, 1996